UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2012

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-134	13-0612970
(Commission File Number)	(IRS Employer Identification No.)

10 Waterview Boulevard Parsippany, New Jersey 07054
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (973) 541-3700

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[X]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 1, 2012, Curtiss-Wright Corporation (the “Company”) issued a press release announcing that it has entered into a definitive agreement to acquire Williams Controls, Inc. (“Williams Controls”) in a cash tender offer for $15.42 per share. The Company’s press release announcing the agreement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information

The tender offer described herein and in the exhibit hereto has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Williams Controls. At the time the tender offer is commenced, Curtiss-Wright Corporation will file a tender offer statement and Williams Controls will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the United States Securities and Exchange Commission (the “SEC”). Investors and security holders of Williams Controls are strongly advised to read the tender offer documents that will be filed with the SEC, because they will contain important information that Williams Controls’s stockholders should consider before tendering their shares. These documents will be available for free at the SEC’s web site (http://www.sec.gov). Copies of Curtiss-Wright Corporation’s and Williams Controls’s filings with the SEC may be obtained at the SEC’s web site (http://www.sec.gov) or by directing a request to Curtiss-Wright Corporation at (973) 541-3766 or to Williams Controls at (503) 684-8600.

Forward Looking Statements

This document and the exhibit hereto contain forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs and assumptions. Such statements, including statements relating to Curtiss-Wright Corporation's expectations for the future performance of Williams Controls, the future opportunities associated with the acquisition, and the success of the Company integrating Williams Controls into its Motion Controls segment, are not considered historical facts and are considered forward-looking statements under the federal securities laws. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include the possibility that the Company will not consummate a transaction with Williams Controls and the risk factors discussed in our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other SEC filings. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Joint Press Release issued by Curtiss-Wright Corporation and Williams Controls, Inc., dated November 1, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curtiss-Wright CORPORATION

Date:	November 1, 2012	By:	/s/ Glenn E. Tynan
			Name:	Glenn E. Tynan
			Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Joint Press Release issued by Curtiss-Wright Corporation and Williams Controls, Inc., dated November 1, 2012.